PIMCO US Stocks PLUS Active Bond Exchange-Traded Fund
Summary Prospectus
December 2, 2025 (as supplemented January 14, 2026)
Ticker	SPLS	Cboe
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to pimcoregdocgroup@pimco.com. The Fund’s prospectus and Statement of Additional Information, both dated December 2, 2025, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Other Expenses(1)	0.05%
Acquired Fund Fees and Expenses(1)(2)	0.03%
Total Annual Fund Operating Expenses	0.43%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%
1
“Other Expenses” and “Acquired Fund Fees and Expenses” reflect estimated expenses for the Fund's first fiscal year.
2
Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through October 31, 2027, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit).
3
PIMCO has contractually agreed, through October 31, 2027, to reduce its management fee by 0.20% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$18	$113
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.
Principal Investment Strategies
The Fund seeks to provide investors with two different sources of exposure: (1) a portfolio of U.S.-listed equities, which is primarily designed to gain exposure to the 500 largest U.S.-listed companies, weighted by market capitalization (the “Equity Portfolio”), and (2) a portfolio of Fixed Income Instruments of varying maturities, which is primarily expected to consist of exposure to one or more PIMCO actively-managed fixed-income ETFs (the “Fixed Income Portfolio”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest, under normal circumstances, at least 80% of its assets in a combination of the Equity Portfolio and Fixed Income Portfolio, which may be represented by underlying funds, options, futures contracts, or swap agreements.
The Fund generally intends to consider the federal income tax impact of the manner in which it seeks to obtain and dispose of investment exposures. The Fund’s benchmark index is the S&P 500 Index.
Equity Portfolio
With respect to the Equity Portfolio, the Fund will, under normal circumstances, invest directly in U.S.-listed equity securities and/or indirectly in instruments (such as investments in one or more other funds, which may include third-party managed exchange-traded funds (“ETFs”), and/or derivative instruments) with the intent of, in the aggregate, providing gross returns approximately resembling those of the 500 largest U.S.-listed companies, weighted by market

PIMCO ETF Trust | Summary Prospectus

PIMCO US Stocks PLUS Active Bond Exchange-Traded Fund

capitalization. The Fund expects to primarily obtain such exposure through indirect investments, such as through investments in one or more third-party managed funds.
Fixed Income Portfolio
With respect to the Fixed Income Portfolio, the Fund will, under normal circumstances, invest indirectly through investments in, or derivatives on, one or more actively-managed fixed-income funds of PIMCO ETF Trust (“PIMCO Active Fixed-Income ETFs”). When determining the target PIMCO Active Fixed-Income ETF allocation, PIMCO intends to use risk-based analysis and consider related funding costs, which may be an implicit cost within derivatives instruments. The risk-based framework is developed and maintained by PIMCO, and is subject to change over time without notice in PIMCO’s discretion. The notional fixed income exposure of the Fund is expected to be at or above the Fund’s net assets. To the extent the Fund seeks exposure to PIMCO Active Fixed-Income ETFs, PIMCO expects to select such ETFs without considering or canvassing the universe of available unaffiliated funds. Under non-normal circumstances, the Fixed Income Portfolio may be invested directly in Fixed Income Instruments.
The Fund expects to primarily obtain such exposure through derivatives (such as entering into total return swaps, purchasing call options, and/or selling put options) on PIMCO Active Fixed-Income ETFs. Although the Fund may gain exposure to multiple PIMCO Active Fixed-Income ETFs, the Fund generally expects to primarily gain exposure to the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, the PIMCO Enhanced Low Duration Active Exchange-Traded Fund, and the PIMCO Ultra Short Government Active Exchange-Traded Fund. You may view the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund's, the PIMCO Enhanced Low Duration Active Exchange-Traded Fund’s, and the PIMCO Ultra Short Government Active Exchange-Traded Fund's prospectus, Statement of Additional Information, Form N-CSR and annual and semi-annual reports at www.pimcoetfs.com.
The Fund may also invest without limit in securities issued by the U.S. Government, its agencies or government-sponsored entities, derivatives and repurchase agreements related thereto (such as U.S. Treasury futures and interest rate swaps), and/or interest rate futures. The allocation to such instruments will also be evaluated within the risk-based framework alongside the exposure to PIMCO Active Fixed-Income ETFs. The Fund may also engage in financing transactions, such as reverse repurchase agreements and/or total return swaps.
Subject to the risk-based framework described above, the Fund’s Fixed Income Portfolio may be of any duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund’s Fixed Income Portfolio may be exposed to high yield securities (“junk bonds”) of any rating or unrated securities. The Fund’s Fixed Income Portfolio may invest in securities denominated in foreign currencies, securities of foreign issuers, and securities and instruments economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The total return sought by the Fund may include both capital appreciation arising from increases in the market value of the Fund’s holdings and income earned on the Fund’s investments, if any. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time, including for the same or similar investments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both the Fund’s Equity Portfolio and Fixed Income Portfolio are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in Fixed Income Instruments and/or equities instead of derivatives.
The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in, or taking derivative positions on, PIMCO Active Fixed-Income ETFs and third-party managed funds.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk: the risk that a smaller fund may not achieve investment or trading efficiencies or may be limited in ability to participate in certain investment opportunities due to its size. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions by investors
Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the PIMCO Active Fixed-Income ETFs and third-party managed funds in which the Fund invests or enters into derivatives on (“underlying funds”), and that the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives. Investments in, or derivatives exposure to, underlying funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread

2  Summary Prospectus | PIMCO ETF Trust

Summary Prospectus

risk as well as the risks of the underlying securities they hold. In addition, the Fund's performance will be reduced by the Fund's proportionate amount of the expenses of any underlying funds in which it invests or enters into derivatives on
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid, or that Fund shares trade at prices other than the Fund’s net asset value and are subject to trading costs. These risks may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress or volatility
Interest Rate Risk: the risk that fixed income securities and dividend-paying equity securities will fluctuate in value due to changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could experience losses if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Market Risk: the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Issuer Risk: the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Fund’s shares may be constrained by the liquidity of the Fund’s portfolio holdings
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance When the Fund obtains indirect exposure to another fund through derivatives, the investing fund will bear expenses embedded within the derivative, which generally would be expected to include the fees and expenses of the underlying fund as well as other expenses, such as those imposed by a counterparty or clearing agency. These accumulated costs and expenses will detract from the gross performance of the derivative and a fund’s economic returns for such an investment will be net of these fees and expenses. Unlike direct investment in shares of the underlying funds, these expenses will not be considered acquired fund fees and expenses and therefore will not be included in the Fund’s Annual Fund Operating Expenses table. PIMCO will not waive any expenses of an underlying PIMCO fund that are embedded within the derivative from the investing fund’s (such as the Fund's) management fees. As a result, PIMCO may receive management fee revenue from the increase in assets in the underlying PIMCO fund associated with any hedging activity by the counterparty to the

December 2, 2025 (as supplemented January 14, 2026) | SUMMARY PROSPECTUS  3

PIMCO US Stocks PLUS Active Bond Exchange-Traded Fund

investing fund’s (such as the Fund's) derivatives, as it is common for such counterparties to hedge their derivatives exposure by investing directly in the underlying reference asset, which fees are in addition to the Fund’s management fees.
Issuer Non-Diversification Risk: the risk of focusing investments on a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not achieve its investment objective, among other reasons, because of regulatory restrictions, including, for example, exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments and that the Fund’s portfolio providing fixed income exposure that is in addition to the targeted equity returns of the Fund, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate risks
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Model Risk: the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. The performance of the investment models may be impacted by software or other technology malfunctions, human error, programming inaccuracies, power loss, and other events or circumstances, which may be difficult to detect and may be beyond the control of the Fund
Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, futures contracts may expose the Fund to leverage risk, liquidity risk, market volatility, and margin requirements
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the

4  Summary Prospectus | PIMCO ETF Trust

Summary Prospectus

short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Tax-Efficient Investing Risk: the risk that investment strategies intended to manage the tax consequences of the Fund’s investments may not succeed, and that such strategies may reduce investment returns or result in investment losses. Further, the Fund may realize taxable gains in order to satisfy cash redemptions or incur other tax consequences of transactions that PIMCO otherwise believes are beneficial to the Fund
Turnover Risk: the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Tracking Error Risk: the risk that the Equity Portfolio, to the extent it seeks to track the investment results of a group of issuers' equity securities, may not closely track the performance of such a group for a number of reasons. For example, the Fund incurs operating expenses, which are not applicable to the group of issuers' equity securities, and the costs of buying and selling securities, especially when rebalancing the Equity Portfolio to reflect changes in the composition of the group of issuers' equity securities. Performance of the Equity Portfolio and the group of issuers' equity securities may vary due to asset valuation differences and differences between the Fund’s portfolio and the group of issuers' equity securities due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the group of issuers' equity securities may be heightened during periods of increased market volatility or other unusual market conditions. In addition, to the extent an underlying fund uses a representative sampling approach, such underlying fund’s returns may be less correlated to the return of the group of issuers' equity securities than if the underlying fund held all of the securities in the group of issuers' equity securities
Indexing Risk: the risk that the Equity Portfolio, to the extent that it seeks to track the investment results of a group of issuers' equity securities, is negatively affected by general declines in the asset classes represented by the group of issuers' equity securities
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Joshua Spitz and Tanuj Dora. Mr. Schneider is a Managing Director of PIMCO. Mr. Spitz is an Executive Vice President of PIMCO. Mr. Dora is a Senior Vice President of PIMCO. Messrs Schneider, Spitz and Dora have managed the Fund since its inception.
Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance for the Fund will be updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/us/en/product-finder?filters=products=etf.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at https://www.pimco.com/en-us/investments/etf.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

December 2, 2025 (as supplemented January 14, 2026) | SUMMARY PROSPECTUS  5

PIMCO US Stocks PLUS Active Bond Exchange-Traded Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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